UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Hasbro, Inc.
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The following communication was distributed by Chris Cocks, Chief Executive Officer and a member of the Board of Directors of Hasbro, Inc. (“Hasbro”), to employees of Hasbro on February 25, 2022.

Team Hasbro,

I’m thrilled to be starting today as your new CEO! From eOne to Wizards of the Coast to our Consumer Products team, Hasbro possesses exceptional talent and unique blueprint capabilities that allow us to engage with fans of all ages across all aspects of play and entertainment. Having been a part of this special team for nearly six years serving as the President of Wizards of the Coast, I have seen the power of our Brand Blueprint firsthand. We’ve created blockbuster movies with Transformers, given children around the globe a new best friend with Peppa Pig, scaled two of the biggest brands in gaming with Magic: The Gathering and Dungeons & Dragons, unlocked imaginations with Play-Doh, driven buzz-worthy entertainment with shows like Yellowjackets and The Rookie and delivered big-ticket fan excitement with Hasbro Pulse. And our future is even brighter.

We are a company operating at the intersection of timeless consumer motivations: the transportive power of great storytelling and the human energy and connection generated from play. The blueprint allows us to unlock that potential and, with the consumer at the center of all we do, we can and will supercharge our business guided by insight and a can-do growth mindset.

As I begin my role as CEO, my focus for the next 90 days will be meeting people across this great company, learning more about our brands and working together with our leadership team to evolve our strategy, respecting our legacy of great play and entertainment while tightening our focus and marshalling our resources for even stronger growth.

I look forward to sharing the full breadth and depth of that thinking with all of you and, in the meantime, want to give you a sense of five priority areas:

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Driving growth behind the Brand Blueprint: The Brand Blueprint has been a key driver of growth for Hasbro for over a decade and will continue to be the primary lens for investments, how we enhance our engagement with consumers and how we deliver a terrific combination of world class, profitable products and entertainment.

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Continuing our focus on Fewer, Bigger, Better: We have a wealth of opportunity and the key to tap it and create sustainable results is a disciplined approach to priorities our teams across the company will share, rally behind and drive hyper growth against.

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Putting the Consumer at the heart of everything we do: The Consumer is the center of our blueprint. With strong insight guiding us, we will grow our business, expand our fan base, and identify new ways to engage and delight our growing audiences.

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Investing behind new growth opportunities, specifically multi-generational fans, games and direct: Play isn’t just for kids anymore. Engaging older consumers with a wealth of new ways to buy, new ways to create and audience-relevant ways to play and engage with their favorite fandoms are a huge opportunity for us.

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Emphasizing a growth mindset guided by purpose and values: Hasbro is a company of multi-generational brands that knows thinking long term isn’t just good for the world and our employees, it’s good business. Values and purpose will help direct our decisions driven by an ambition to win and do right in the process.

As I said, I am bullish on the opportunities ahead of us and have seen firsthand how focus, unlocking insights with our consumer and growing our audience, and business potential through the Brand Blueprint has worked so well at Wizards of the Coast. I am eager to work with each and every one of you as we forge a bold new future for our company, our brands and, most importantly, the fans who make them all so special anchored by our values of inclusivity and stewardship. Keep up the great work and look for more updates in the days ahead, including how we’re reimagining the workplace.

Chris

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be accompanied by such words as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “potential,” “project,” “target,” “will” and other words and terms of similar meaning. Among other things, these forward-looking statements may include statements concerning: the ability to achieve our financial and business goals and objectives, including accelerating our brand blueprint to achieve long-term sustainable growth. Specific factors that might cause such a difference include those risks detailed from time to time in Hasbro’s filings with the U.S. Securities and Exchange Commission. The statements contained herein are based on Hasbro’s current beliefs and expectations and speak only as of the date of this communication. Except as may be required by law, Hasbro does not undertake any obligation to make any revisions to the forward-looking statements contained in this communication or to update them to reflect events or circumstances occurring after the date of this communication. You should not place undue reliance on forward-looking statements.

Additional Information and Where to Find It

Hasbro intends to file with the SEC a proxy statement on Schedule 14A, containing a form of WHITE proxy card, with respect to its solicitation of proxies for Hasbro’s 2022 Annual Meeting of Shareholders. This communication is not a substitute for any proxy statement or other document that Hasbro may file with the SEC in connection with any solicitation by Hasbro. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY HASBRO AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by Hasbro free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Hasbro are also available free of charge by accessing Hasbro’s website at www.hasbro.com.

Participants

This communication is neither a solicitation of a proxy or consent nor a substitute for any proxy statement or other filings that may be made with the SEC. Nonetheless, Hasbro, its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies with respect to a solicitation by Hasbro. Information about Hasbro’s executive officers and directors is available in Hasbro’s Annual Report on Form 10-K for the year ended December 27, 2020, which was filed with the SEC on February 24, 2021, and in its proxy statement for the 2021 Annual Meeting of Shareholders, which was filed with the SEC on April 1, 2021, and in its Current Reports on Form 8-K filed with the SEC on October 5, 2021, October 10, 2021, October 13, 2021, October 27, 2021 and January 10, 2022. To the extent holdings of Hasbro securities reported in the proxy statement for the 2021 Annual Meeting or in such Form 8-K have changed, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3, 4 or 5 filed with the SEC. These documents are or will be available free of charge at the SEC’s website at www.sec.gov.